                                                                   Exhibit 10.l1

                                ESCROW AGREEMENT

      ESCROW AGREEMENT, dated as of August __, 2007 ("AGREEMENT"),  by and among
SP ACQUISITION HOLDINGS, INC., a Delaware corporation ("COMPANY"), SP ACQ LLC, a
Delaware Limited Liability  Company (the "INITIAL  STOCKHOLDER") and CONTINENTAL
STOCK TRANSFER & TRUST COMPANY, a New York corporation ("ESCROW AGENT").

      WHEREAS,  the Company has entered into an  Underwriting  Agreement,  dated
__________,  2007, with UBS Securities LLC ("UBS") and Ladenburg Thalmann & Co.,
Inc.  ("LADENBURG"),  acting  as  representatives  of the  several  underwriters
(collectively,  the  "UNDERWRITERS"),  pursuant to which, the Underwriters  have agreed to purchase 30,000,000 units ("UNITS") of the Company. Each Unit consists of one share of the Company's  common stock,  par value $.001 per share ("COMMON
STOCK"),  and one warrant to  purchase  one share of Common  Stock,  all as more fully  described  in the  Company's  final  Prospectus,  dated  _________,  2007 comprising  part of the Company's  Registration  Statement on Form S-1 (File No.
333-142696)  under  the  Securities  Act  of  1933,  as  amended  ("REGISTRATION
Statement"), declared effective on ________, 2007 ("EFFECTIVE DATE");

      WHEREAS, solely for the purpose of covering  over-allotments,  the Company has granted to the Underwriters the option to purchase from the Company up to an additional 4,500,000 Units (the "Overallotment Option");

      WHEREAS,  the  Initial  Stockholder,  Steel  Partners  II,  L.P.,  Anthony
Bergamo, Ronald LaBow, Howard M. Lorber, Leonard Toboroff and S. Nicholas Walker
(collectively,  "FOUNDING STOCKHOLDERS")  originally collectively held 7,500,000
Units;

      WHEREAS, it is the intention of the Company that the Founding Stockholders
should  hold  20%  of  the   outstanding   Units  after  the   exercise  of  the
over-allotment option;

      WHEREAS,  to ensure that the  Founding  Stockholders  will hold 20% of the outstanding Units after the exercise of the  over-allotment  option, the Company has declared and paid a dividend of $0.15 per Unit which results in the issuance of an additional 1,125,000 Units (the "ESCROW UNITS");

      WHEREAS,  the Founding  Stockholders  and the Company have entered into an
Adjustment  Agreement,  which  provides  among other  things,  that the Founding
Stockholders other than the Initial  Stockholder have assigned all of the Escrow
Units to the Initial Stockholder;

      WHEREAS,  the Underwriters have required as a condition to the purchase of the Units that the  Initial  Stockholder  deposit  the  Escrow  Units as well as certificates representing the shares of Common Stock (the "ESCROW COMMON STOCK")
and warrants (the "ESCROW  WARRANTS" and collectively  with the Escrow Units and
Escrow Common Stock,  the "ESCROW  SECURITIES")  underlying  the Escrow Units in escrow as hereinafter provided; and

      WHEREAS,  the Company and the Initial  Stockholder  desire that the Escrow
Agent  accept the Escrow  Securities,  in escrow,  to be held and  disbursed  as hereinafter provided.

      IT IS AGREED:

      1.  APPOINTMENT OF ESCROW AGENT.  The Company and the Initial  Stockholder
hereby  appoint the Escrow  Agent to act in  accordance  with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

      2. DEPOSIT OF ESCROW UNITS.  On or before the Effective  Date, the Initial
Stockholder  shall have  delivered or caused to be delivered to the Escrow Agent certificates representing the Escrow Securities to be held and disbursed subject to  the  terms  and  conditions  of  this  Agreement.  The  Initial  Stockholder acknowledges  that the  certificates  representing  the  Escrow  Securities  are legended to reflect the deposit of such Escrow Securities under this Agreement.

      3.  DISBURSEMENT  OF THE ESCROW  UNITS.  The Escrow  Agent  shall hold the
Escrow  Securities  until  the  earlier  to  occur  of  the  expiration  of  the
Underwriters'  over-allotment  option, the exercise in full of the Underwriters'
over-allotment  option,  or  the  announcement  by  the  Underwriters  of  their intention  not to exercise all or any  remaining  portion of the  over-allotment option (the "ESCROW PERIOD"),  on which date it shall, upon written instructions from the Initial Stockholder and the Company, release the Escrow Securities (and any applicable  stock power) to the Initial  Stockholder in accordance  with the next sentence.  The number of Escrow Units that shall be released to the Initial
Stockholder  shall be an amount such that the  Founding  Stockholders  and their permitted  transferees  shall  collectively  own  20% of the  Units  issued  and outstanding  following either the exercise or termination of the  over-allotment option. The remaining Escrow Securities not released to the Initial  Stockholder shall be forfeited back to the Company and the Initial Stockholder shall have no right, title or interest in any such securities.  The Escrow Agent shall have no further duties  hereunder  after the  disbursement  or destruction of the Escrow
Securities in accordance with this SECTION 3.

      4. Rights of Initial Stockholder in Escrow Securities.

            4.1.  DIVIDENDS  AND OTHER  DISTRIBUTIONS  IN  RESPECT OF THE ESCROW
SHARES.  All dividends  payable in stock or other non-cash  property  ("NON-CASH
DIVIDENDS")  shall be delivered to the Escrow Agent to hold in  accordance  with the terms hereof. As used herein,  the term "Escrow  Securities" shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

            4.2. ADJUSTMENT AGREEMENT. The Initial Stockholder acknowledges that the Escrow  Securities will be subject to the same restrictions as the Founder's
Securities (as defined in the Founder's  Securities  Purchase  Agreement,  dated
March 22,  2007,  between  the Company  and SP Acq LLC) in  accordance  with the
Adjustment  Agreement,  dated August 6, 2007,  by and between the Company and SP
Acq LLC.

      5. CONCERNING THE ESCROW AGENT.

            5.1. GOOD FAITH  RELIANCE.  The Escrow Agent shall not be liable for any action  taken or omitted by it in good faith and in the  exercise of its own best judgment,  and may rely  conclusively and shall be protected in acting upon any order, notice, demand, certificate,  opinion or advice of counsel (including counsel  chosen by the Escrow  Agent),  statement,  instrument,  report or other paper  or  document  (not  only as to its due  execution  and the  validity  and effectiveness of its provisions,  but also as to the truth and  acceptability of any  information  therein  contained) that is believed by the Escrow Agent to be genuine  and to be signed or  presented  by the proper  person or  persons.  The
Escrow  Agent  shall  not be bound  by any  notice  or  demand,  or any  waiver, modification,  termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are  affected,  unless it shall have given its prior written consent thereto.

            5.2. INDEMNIFICATION. The Escrow Agent shall be indemnified and held harmless by the Company from and against any  expenses,  including  counsel fees and  disbursements,  or loss suffered by the Escrow Agent in connection with any action,  suit or other proceeding  involving any claim that in any way, directly or indirectly,  arises out of or relates to this Agreement,  the services of the
Escrow Agent  hereunder,  or the Escrow  Securities held by it hereunder,  other than expenses or losses arising from the gross negligence or willful  misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action,  suit or proceeding,  the
Escrow Agent shall notify the other parties  hereto in writing.  In the event of the  receipt of such  notice,  the Escrow  Agent,  in its sole  discretion,  may commence  an action in the nature of  interpleader  in an  appropriate  court to determine  ownership or disposition  of the Escrow  Securities or it may deposit the Escrow  Securities with the clerk of any appropriate  court or it may retain the Escrow  Securities  pending  receipt of a final,  non appealable  order of a court having  jurisdiction  over all of the parties hereto directing to whom and under  what  circumstances  the  Escrow  Securities  are  to  be  disbursed  and delivered.  The  provisions  of this SECTION 5.2 shall  survive in the event the
Escrow Agent resigns or is discharged pursuant to SECTIONS 5.5 or 5.6 below.

            5.3. COMPENSATION.  The Escrow Agent shall be entitled to reasonable compensation  from the Company for all services  rendered by it  hereunder.  The
Escrow  Agent shall also be entitled to  reimbursement  from the Company for all expenses paid or incurred by it in the  administration  of its duties  hereunder including,  but not  limited to, all  counsel,  advisors'  and agents'  fees and disbursements and all taxes or other governmental charges.

            5.4.  FURTHER  ASSURANCES.  From  time to time on and after the date hereof,  the Company and the Initial  Stockholder  shall  deliver or cause to be delivered to the Escrow Agent such further  documents and  instruments and shall do or cause to be done such further  acts as the Escrow  Agent shall  reasonably request  to carry out more  effectively  the  provisions  and  purposes  of this
Agreement,  to  evidence  compliance  herewith  or to assure  itself  that it is protected in acting hereunder.

            5.5.  RESIGNATION.  The  Escrow  Agent may resign at any time and be discharged  from its duties as escrow  agent  hereunder  by its giving the other parties  hereto written notice and such  resignation  shall become  effective as hereinafter provided.  Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor  escrow  agent  appointed by the
Company,  the Escrow  Securities  held  hereunder.  If no new escrow agent is so appointed  within  the 60 day  period  following  the  giving of such  notice of resignation,  the Escrow Agent may deposit the Escrow  Securities with any court it reasonably deems appropriate.

            5.6. DISCHARGE OF ESCROW AGENT. The Escrow Agent shall resign and be discharged  from its duties as escrow agent hereunder if so requested in writing at any time by the other parties hereto, jointly,  provided,  however, that such resignation  shall become  effective  only upon  acceptance of  appointment by a successor escrow agent as provided in SECTION 5.5.

            5.7. LIABILITY. Notwithstanding anything herein to the contrary, the
Escrow Agent shall not be relieved  from  liability  hereunder for its own gross negligence or its own willful misconduct.

      6. MISCELLANEOUS.

            6.1.  GOVERNING LAW. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York,  without  giving effect to conflicts of law  principles  that would result  in the  application  of the  substantive  laws of  another  jurisdiction
(whether of the State of New York or any other jurisdiction that would cause the application of the laws of any  jurisdiction  other than the State of New York).
The  Company  hereby  agrees  that any action,  proceeding  or claim  against it arising  out of or relating  in any way to this  Agreement  shall be brought and enforced  in the courts of the State of New York or the United  States  District
Court for the Southern  District of New York,  and  irrevocably  submits to such jurisdiction,  which jurisdiction shall be exclusive.  The Company hereby waives any objection to such exclusive  jurisdiction  or that such courts  represent an inconvenience  forum.  Any such process or summons to be served upon the Company may be served by  transmitting  a copy thereof by registered or certified  mail, return receipt  requested,  postage prepaid,  addressed to it at the address set forth in SECTION 6.6 hereof.  Such mailing shall be deemed personal  service and shall be legal and binding upon the Company in any action, proceeding or claim.

            6.2.  THIRD  PARTY  BENEFICIARIES.  The Initial  Stockholder  hereby acknowledges  that  the  Underwriters  are  third  party  beneficiaries  of this
Agreement and this  Agreement  may not be modified or changed  without the prior written consent of UBS and Ladenburg, as representatives of the Underwriters.

            6.3. ENTIRE AGREEMENT.  This Agreement contains the entire agreement of the parties hereto with respect to the subject  matter hereof and,  except as expressly  provided  herein,  may  not  be  changed  or  modified  except  by an instrument in writing signed by each party hereto. It may be executed in several original  or  facsimile  counterparts,  each one of which  shall  constitute  an original, and together shall constitute but one instrument.

            6.4.  HEADINGS.  The headings  contained in this  Agreement  are for reference  purposes  only  and  shall  not  affect  in any  way the  meaning  or interpretation thereof.

            6.5. BINDING EFFECT.  This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

            6.6. NOTICES. Any notice or other communication required or that may be given hereunder shall be in writing and either be delivered  personally or be mailed,  certified or registered  mail, or by private  national courier service, return receipt  requested,  postage  prepaid,  and shall be deemed given when so delivered  personally  or, if  mailed,  two days after the date of  mailing,  as follows:

            If to the Company, to:

                     SP Acquisition Holdings, Inc.
                     590 Madison Avenue
                     32nd Floor
                     New York, New York 10022
                     [Attn: __________]

            If to the Initial Stockholder, to:

                     SP Acq LLC
                     590 Madison Avenue
                     32nd Floor
                     New York, New York 10022
                     [Attn: __________]

            If to the Escrow Agent, to:

                     Continental Stock Transfer & Trust Company
                     17 Battery Place
                     New York, New York 10004
                     [Attn: Chairman]

            A copy of any notice sent hereunder shall be sent to:

                     Davis Polk & Wardwell
                     450 Lexington Avenue
                     New York, New York 10017
                     Attn: Deanna L. Kirkpatrick, Esq.

            and:

                     UBS Securities LLC
                     299 Park Avenue
                     New York, New York 10171
                     Attn: __________________________]

            and:

                     Ladenburg Thalmann & Co., Inc.
                     153 East 53rd Street, 49th Floor
                     New York, New York  10022

            and:

                     Olshan Grundman Frome Rosenzweig & Wolosky LLP
                     Park Avenue Tower
                     65 East 55th Street
                     New York, New York 10022
                     Attn: Steven Wolosky, Esq.

            The parties may change the persons and addresses that the notices or other  communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

                            [SIGNATURE PAGES FOLLOW]

   WITNESS the execution of this Agreement as of the date first above written.

                                      SP ACQUISITION HOLDINGS, INC.

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      SP ACQ LLC

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

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